UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21722

Name of Fund:  BlackRock Enhanced Equity Yield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Enhanced Equity Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Annual Reports

December 31, 2006


(BLACKROCK logo)


BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. invest primarily in diversified portfolios of dividend-paying common stocks in an attempt to generate current income and employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy").

These reports, including the financial information herein, are transmitted to shareholders of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.


Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Funds have adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As interval funds, each Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that a Fund can repurchase in each offer will be established by the Funds' Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Funds' then outstanding shares.


Each Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the last Friday in June, commencing in June 2006 for BlackRock Enhanced Equity Yield Fund, Inc. and the last Friday in September, commencing in September 2006 for BlackRock Enhanced Equity Yield & Premium Fund, Inc., provided that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.


Each Fund's Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2006, each Fund conducted a repurchase offer for its shares pursuant to Rule 23c-3 under the 1940 Act. These repurchase offers are summarized in the following table:


                                                       Number of           Amount of         Number of Shares
                                                   Repurchase Offers   Repurchase Offers         Tendered
BlackRock Enhanced Equity Yield Fund, Inc.                 1               1,047,021             142,634

BlackRock Enhanced Equity Yield & Premium
Fund, Inc.                                                 1                879,511               45,794



ANNUAL REPORTS                                                DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ANNUAL REPORTS                                                DECEMBER 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds met their primary objectives by providing stable dividends to shareholders, while also offering capital appreciation as stocks advanced strongly after a sharp mid-year correction.


Describe the market environment over the past year.

Following decent, but uninspiring, results in 2004 and 2005, U.S. equities surged forward in 2006, with the Standard & Poor's (S&P) 500 Index advancing 15.79% to close at 1,418. Small-cap stocks posted even stronger gains, with the Russell 2000 Index registering an 18.37% increase, thanks to exceptionally strong performance in the first few months of the year.

Key highlights of the 12-month period included weaker economic growth triggered by a slowdown in the U.S. housing market; a long-awaited pause in the Federal Reserve Board's (the Fed) interest rate-hiking campaign; threats of higher inflation; and robust corporate earnings, which rose by double-digit percentages for an unprecedented fifth consecutive year. Amid these crosscurrents, financial markets were left to weather a high degree of volatility.

At the outset, a burgeoning corporate sector, ample liquidity and record levels of merger-and-acquisition (M&A) activity provided a solid backdrop for equity markets. During the first few months of 2006, U.S. stocks were solidly on an upward trajectory, posting the best first quarter gains in several years. Of note, the S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Growth continued outside of the housing and auto sectors (capital spending in particular expanded at a brisk pace); private equity deals, M&A activity and corporate buy-backs abounded in high volumes; and corporate cash flows held steady.

Notwithstanding such broad-based strength, evidence of an economic slowdown mounted. By May, we saw a striking shift in investor sentiment, triggered by a deceleration in consumer spending, rising energy prices, a slump in housing activity and uncertainty around Fed policy and the sustainability of economic growth. Stock market volatility took on a more negative spin and eventually resulted in the first double-digit correction for U.S. equity markets in nearly four years. The average U.S. stock fell by about 12%, with stocks outside the United States suffering even greater losses. The pullback could be attributed to several factors, not the least of which was that the lagged effects of higher interest rates and oil prices finally took their toll on both the economy and stock prices. Further, a resurgence of inflation fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of new Chairman Ben Bernanke, the central bank ended the second quarter with its 17th consecutive 25-basis-point interest rate hike since June 2004, bringing the target federal funds rate to 5.25%.

As the second half of 2006 got underway, positive momentum returned to the market. The Fed made big news in August by finally ending its streak of interest rate increases. At the same time, commodity prices collapsed. After reaching an all-time high near $78 per barrel in July, crude oil ended the year at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's earlier retrenchment. Most equity markets experienced one of their best third-quarter periods in several years, though there was a broad-based changing of the guard that favored larger-cap, higher-quality and more predictable stocks over smaller-cap, lower-quality and more cyclical securities (which dominated early in the year).

Macroeconomic uncertainty persisted in the third quarter. Investors struggled with moderating economic activity - real gross domestic product growth came in at 2.2%, compared to 2.6% in the second quarter and 5.6% in the first quarter. The magnitude of the housing downturn and its effect on the consumer sector was a significant wild card. Weakness in the U.S. dollar was challenging the stability of currency markets. Moreover, tensions in the Middle East were heating up, and economic data offered a mixed outlook for inflation.

Still, strong momentum continued in the equity markets during the year's final quarter. Key to investors' optimism were: a strong labor market, where the unemployment rate reached a post-9/11 low and year-on-year average hourly salaries reached a post-9/11 high; receding risks of higher inflation and high oil prices; and finally, the pervasive strength in corporate fundamentals that included reasonably good investment levels, and healthy balance sheets and profit margins. 2006 ended and the new year began with the world awash in liquidity, global economic growth still quite strong despite the U.S. slowdown, record-high corporate profitability, fairly low inflation and interest rates, and relatively strong investor confidence.

Small- and mid-cap stocks performed quite well during the 12-month period, but relinquished their leadership to the large-cap S&P 500 Index during the second half of the year.



ANNUAL REPORTS                                                DECEMBER 31, 2006



For 2006, the S&P SmallCap 600 Index returned +15.12% and the MidCap 400 Index returned +10.32%, both short of the +15.79% return of the S&P 500 Index. Within the S&P 500, the value style of investing significantly outperformed the growth style for the year, with the S&P 500 Citigroup Value Index returning +20.80% versus the +11.00% return of the S&P 500 Citigroup Growth Index.

Turning to sector performance, each of the 10 S&P 500 sectors posted positive returns for the annual period. The top performer was telecommunication services, which was up 32.13%, followed by energy and consumer discretionary, with respective returns of +22.22% and +17.23%. Information technology and health care were the weakest performers, with respective returns of +7.70% and +5.78%.


BlackRock Enhanced Equity Yield Fund, Inc.

What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its investment objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from the option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index, although it may occasionally sell call options on other equity indexes as well. The goal is to provide shareholders with attractive quarterly income and capital appreciation potential.


How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2006, the Common Stock of BlackRock Enhanced Equity Yield Fund, Inc. (formerly Enhanced Equity Yield Fund, Inc.) had net annualized yields of 11.60% and 10.91%, based on a year-end per share net asset value of $18.68 and a per share market price of $19.86, respectively, and $2.167 per share distribution (see Financial Highlights section for a breakdown of the distribution). Over the same period, the total investment return on the Fund's Common Stock was +13.38%, based on a change in per share net asset value from $18.49 to $18.68, and assuming reinvestment of all distributions. The S&P 500 Index recorded a total return of +15.79% for the 12-month period. Although the market's strong advance contributed to Fund performance in the latter half of the year, our use of the option strategy offset this somewhat. Given the market's gains, we were not able to generate premiums on the options we sold. Still, the Fund continued to provide shareholders with an attractive quarterly income stream.

For the six-month period ended December 31, 2006, the total investment return on the Fund's Common Stock was +8.64%, based on a change in per share net asset value from $18.13 to $18.68, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our overall investment strategy involves a three-pronged approach aimed at achieving the Fund's objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of dividend-paying stocks that approximates the sector weights and risk characteristics of the S&P 500 Index. Second, we sell index call options in an effort to generate additional income for our shareholders. Finally, the third element of our investment strategy involves the periodic rebalancing of the portfolio in order to track the risks and composition of the S&P 500 Index. We believe that, over time, this approach should serve to offer our shareholders an enhanced return relative to the S&P 500 Index with a moderate level of volatility.

During the fiscal period, there was no fundamental change in the investment strategy. We rebalanced the Fund periodically to manage the portfolio's tracking risk and composition (relative to the benchmark index). In addition, we wrote new short-dated index call options, and continued to monitor strike prices and option expiration periods.


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates the composition of the S&P 500 Index. The Fund was fully invested at year-end and is expected to continue paying quarterly dividends as we enter 2007. Currently, prospects for the Fund's dividend yield remain within target.



ANNUAL REPORTS                                                DECEMBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


BlackRock Enhanced Equity Yield & Premium Fund, Inc.

What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its objectives, the Fund invests primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also employs a strategy of selling call options on equity indexes in an effort to generate gains from the option premiums. Under this strategy, the Fund sells call options primarily on the S&P 500 Index and the NASDAQ 100 Index. At times, the Fund may sell call options on other equity indexes as well. The goal is to provide shareholders with attractive income in addition to capital appreciation potential.


How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2006, the Common Stock of BlackRock Enhanced Equity Yield & Premium Fund, Inc. (formerly Enhanced Equity Yield & Premium Fund, Inc.) had net annualized yields of 11.30% and 10.50%, based on a year-end per share net asset value of $18.14 and a per share market price of $19.52, respectively, and $2.050 per share distribution (see the Financial Highlights section for a breakdown of the distribution). Over the same period, the total investment return on the Fund's Common Stock was +10.92%, based on a change in per share net asset value from $18.28 to $18.14, and assuming reinvestment of all distributions. The Fund's blended target benchmark, which consists 75% of the S&P 500 Index and 25% of the NASDAQ 100 Index, recorded a total return of +13.56% for the same period.

Although the market's strong advance contributed to Fund performance in the latter half of the year, our use of the option strategy offset this somewhat. Given the market's gains, we were not able to generate premiums on the options we sold. Still, the Fund provided shareholders with an attractive semi-annual income stream.

For the six-month period ended December 31, 2006, the total investment return on the Fund's Common Stock was +8.77%, based on a change in per share net asset value from $17.60 to $18.14, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We follow a three-pronged approach in working to achieve the Fund's investment objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of high-dividend-paying stocks. The model portfolio approximates the sector weights and risk characteristics of the S&P 500 and NASDAQ 100 indexes. Our model currently emphasizes the S&P 500 Index, at 75%, versus 25% of the NASDAQ 100. As the second element of our investment strategy, we look to sell index call options around the portfolio to generate additional income. The goal is to provide shareholders with attractive income and capital appreciation potential. We periodically rebalance the portfolio to maintain a composition similar to our blended S&P 500/NASDAQ 100 model.

During the fiscal period, there was no fundamental change in the investment strategy. We rebalanced the Fund periodically to manage the portfolio's tracking risk and composition (relative to the model benchmark). In addition, we wrote new short-dated index call options, and continued to monitor strike prices and option expiration periods.


How would you characterize the Fund's position at the close of the period?

We are continuing in our efforts to maintain a portfolio that closely replicates our blended S&P 500/NASDAQ 100 model. The Fund was fully invested at period-end and is expected to pay its semi-annual dividend in the first half of 2007. Currently, prospects for the Fund's dividend yield remain within target.


Jonathan A. Clark
Vice President and Co-Portfolio Manager


Debra L. Jelilian
Vice President and Co-Portfolio Manager


January 18, 2007



ANNUAL REPORTS                                                DECEMBER 31, 2006



Portfolio Information as of December 31, 2006


BlackRock Enhanced Equity Yield Fund, Inc.



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corp.                                  3.2%
General Electric Co.                               3.1
Johnson & Johnson                                  2.2
Pfizer, Inc.                                       2.1
Altria Group, Inc.                                 1.9
The Procter & Gamble Co.                           1.9
Citigroup, Inc.                                    1.7
Intel Corp.                                        1.6
Microsoft Corp.                                    1.6
Bank of America Corp.                              1.5



                                              Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        8.4%
Pharmaceuticals                                    8.3
Commercial Banks                                   6.1
Industrial Conglomerates                           4.9
Diversified Financial Services                     4.3



                                               Percent of
                                                 Total
Sector Representation                         Investments

Financials                                        20.0%
Information Technology                            14.4
Health Care                                       13.9
Consumer Discretionary                            10.5
Industrials                                        9.9
Energy                                             9.5
Consumer Staples                                   9.4
Materials                                          4.6
Telecommunication Services                         3.6
Utilities                                          2.6
Other*                                             1.6

 * Includes portfolio holdings in short-term investments and options.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



BlackRock Enhanced Equity Yield & Premium Fund, Inc.



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corp.                                    3.7%
Exxon Mobil Corp.                                  3.3
General Electric Co.                               2.3
QUALCOMM, Inc.                                     2.1
Intel Corp.                                        2.1
Johnson & Johnson                                  1.8
Pfizer, Inc.                                       1.8
Google, Inc. Class A                               1.8
Apple Computer, Inc.                               1.7
Altria Group, Inc.                                 1.7



                                              Percent of
Five Largest Industries                        Net Assets

Pharmaceuticals                                    6.9%
Oil, Gas & Consumable Fuels                        5.7
Semiconductors & Semiconductor Equipment           5.5
Communications Equipment                           5.2
Software                                           5.1



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            23.3%
Consumer Discretionary                            12.8
Financials                                        12.6
Health Care                                       12.5
Industrials                                        9.6
Consumer Staples                                   6.3
Energy                                             5.6
Materials                                          4.1
Utilities                                          3.6
Telecommunication Services                         3.5
Other*                                             6.1

 * Includes portfolio holdings in short-term investments and options.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006

                                     BlackRock Enhanced Equity Yield Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Aerospace & Defense--1.7%

       Boeing Co.                                       6,900    $      612,996
       L-3 Communications Holdings, Inc.               21,000         1,717,380
       Lockheed Martin Corp.                           44,300         4,078,701
       United Technologies Corp.                        5,700           356,364
                                                                 --------------
                                                                      6,765,441

Air Freight & Logistics--1.1%

       United Parcel Service, Inc. Class B             59,600         4,468,808

Automobiles--0.6%

       Ford Motor Co.                                 251,800         1,891,018
       General Motors Corp.                            10,000           307,200
                                                                 --------------
                                                                      2,198,218

Beverages--2.1%

       Anheuser-Busch Cos., Inc.                       29,100         1,431,720
       The Coca-Cola Co.                              108,100         5,215,825
       PepsiCo, Inc.                                   25,600         1,601,280
                                                                 --------------
                                                                      8,248,825

Biotechnology--1.6%

       Amgen, Inc. (b)(e)                              59,500         4,064,445
       Biogen Idec, Inc. (b)                           11,600           570,604
       Genzyme Corp. (b)                                8,600           529,588
       Gilead Sciences, Inc. (b)                       20,000         1,298,600
                                                                 --------------
                                                                      6,463,237

Capital Markets--1.7%

       American Capital Strategies Ltd.                 3,800           175,788
       The Bank of New York Co., Inc.                  29,000         1,141,730
       E*Trade Financial Corp. (b)                     63,100         1,414,702
       Goldman Sachs Group, Inc.                        5,300         1,056,555
       Lehman Brothers Holdings, Inc.                  21,400         1,671,768
       Morgan Stanley                                  13,200         1,074,876
                                                                 --------------
                                                                      6,535,419

Chemicals--2.0%

       Air Products & Chemicals, Inc.                  17,700         1,243,956
       The Dow Chemical Co.                            43,300         1,729,402
       E.I. du Pont de Nemours & Co.                   45,900         2,235,789
       Lyondell Chemical Co.                           58,200         1,488,174
       PPG Industries, Inc.                            15,000           963,150
                                                                 --------------
                                                                      7,660,471

Commercial Banks--6.1%

       BB&T Corp.                                      88,000         3,865,840
       Comerica, Inc.                                  27,200         1,596,096
       HSBC Holdings Plc (c)                           30,700         2,813,655
       KeyCorp                                         43,700         1,661,911
       National City Corp.                             93,500         3,418,360
       Regions Financial Corp.                         51,500         1,926,100
       U.S. Bancorp                                    65,100         2,355,969
       Wachovia Corp.                                  77,500         4,413,625
       Wells Fargo & Co.                               59,700         2,122,932
                                                                 --------------
                                                                     24,174,488

Commercial Services & Supplies--0.1%

       Monster Worldwide, Inc. (b)                      6,400           298,496
       Pitney Bowes, Inc.                               4,900           226,331
                                                                 --------------
                                                                        524,827



                                                       Shares
Industry   Common Stocks                                 Held          Value

Communications Equipment--3.2%

       Ciena Corp. (b)                                 15,971    $      442,556
       Cisco Systems, Inc. (b)                        159,600         4,361,868
       Corning, Inc. (b)                               52,100           974,791
       JDS Uniphase Corp. (b)                           9,350           155,771
       Motorola, Inc.                                 132,500         2,724,200
       QUALCOMM, Inc.                                 108,800         4,111,552
                                                                 --------------
                                                                     12,770,738

Computers & Peripherals--2.9%

       Apple Computer, Inc. (b)                        30,000         2,545,200
       Dell, Inc. (b)                                  41,900         1,051,271
       EMC Corp. (b)                                  125,800         1,660,560
       Hewlett-Packard Co.                             45,000         1,853,550
       International Business Machines Corp.           29,700         2,885,355
       Sun Microsystems, Inc. (b)                     251,900         1,365,298
                                                                 --------------
                                                                     11,361,234

Consumer Finance--0.2%

       American Express Co.                            11,500           697,705

Containers & Packaging--0.2%

       Packaging Corp. of America                      21,200           468,520
       Pactiv Corp. (b)                                 8,300           296,227
                                                                 --------------
                                                                        764,747

Diversified Financial Services--4.3%

       Bank of America Corp.                          108,100         5,771,459
       Citigroup, Inc.                                121,500         6,767,550
       JPMorgan Chase & Co.                            92,400         4,462,920
                                                                 --------------
                                                                     17,001,929

Diversified Telecommunication Services--3.1%

       AT&T Inc.                                       72,567         2,594,270
       BellSouth Corp.                                 21,300         1,003,443
       Chunghwa Telecom Co. Ltd. (c)                  130,100         2,566,873
       Citizens Communications Co.                     74,700         1,073,439
       Embarq Corp.                                     7,291           383,215
       Verizon Communications, Inc.                   119,290         4,442,360
                                                                 --------------
                                                                     12,063,600

Electric Utilities--0.8%

       American Electric Power Co., Inc.               40,000         1,703,200
       FPL Group, Inc.                                 14,000           761,880
       FirstEnergy Corp.                               11,400           687,420
                                                                 --------------
                                                                      3,152,500

Electrical Equipment--0.3%

       Rockwell Automation, Inc.                       19,000         1,160,520

Energy Equipment & Services--1.0%

       BJ Services Co.                                  5,100           149,532
       Halliburton Co.                                 40,700         1,263,735
       National Oilwell Varco, Inc. (b)                27,600         1,688,568
       Schlumberger Ltd.                               12,300           776,868
                                                                 --------------
                                                                      3,878,703

Food & Staples Retailing--1.4%

       Wal-Mart Stores, Inc.                           79,700         3,680,546
       Walgreen Co.                                    38,800         1,780,532
                                                                 --------------
                                                                      5,461,078

Food Products--0.9%

       ConAgra Foods, Inc.                             16,600           448,200
       Sara Lee Corp.                                 172,500         2,937,675
                                                                 --------------
                                                                      3,385,875



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (continued)  BlackRock Enhanced Equity Yield Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Health Care Equipment & Supplies--2.1%

       Baxter International, Inc.                      24,400    $    1,131,916
       Becton Dickinson & Co.                          18,400         1,290,760
       Boston Scientific Corp. (b)                     44,046           756,710
       Medtronic, Inc.                                 62,200         3,328,322
       Zimmer Holdings, Inc. (b)                       20,800         1,630,304
                                                                 --------------
                                                                      8,138,012

Health Care Providers & Services--1.7%

       Aetna, Inc.                                     55,200         2,383,536
       Caremark Rx, Inc.                               16,000           913,760
       Express Scripts, Inc. (b)                        9,100           651,560
       Medco Health Solutions, Inc. (b)                12,600           673,344
       UnitedHealth Group, Inc.                        40,600         2,181,438
                                                                 --------------
                                                                      6,803,638

Hotels, Restaurants & Leisure--1.5%

       Carnival Corp.                                  35,500         1,741,275
       International Game Technology                   13,200           609,840
       McDonald's Corp.                                 2,300           101,959
       Starbucks Corp. (b)                             23,200           821,744
       Starwood Hotels & Resorts
           Worldwide, Inc.                             39,400         2,462,500
       Wendy's International, Inc.                      7,300           241,557
                                                                 --------------
                                                                      5,978,875

Household Durables--1.6%

       Black & Decker Corp.                            12,500           999,625
       Centex Corp.                                    22,000         1,237,940
       DR Horton, Inc.                                 12,700           336,423
       Fortune Brands, Inc.                            22,700         1,938,353
       KB Home                                         21,200         1,087,136
       Tupperware Corp.                                35,000           791,350
                                                                 --------------
                                                                      6,390,827

Household Products--1.9%

       The Procter & Gamble Co.                       114,942         7,387,322

IT Services--0.8%

       Automatic Data Processing, Inc.                 40,300         1,984,775
       Cognizant Technology Solutions
           Corp. (b)                                   14,700         1,134,252
       Paychex, Inc.                                    5,000           197,700
                                                                 --------------
                                                                      3,316,727

Independent Power Producers &
Energy Traders--0.2%

       TXU Corp.                                       16,800           910,728

Industrial Conglomerates--4.9%

       3M Co.                                          43,900         3,421,127
       General Electric Co.                           332,500        12,372,325
       Tyco International Ltd.                        119,700         3,638,880
                                                                 --------------
                                                                     19,432,332

Insurance--3.2%

       American International Group, Inc.              73,200         5,245,512
       Lincoln National Corp.                          36,300         2,410,320
       Marsh & McLennan Cos., Inc.                     56,800         1,741,488
       The Progressive Corp.                           62,000         1,501,640
       The St. Paul Travelers Cos., Inc.               34,300         1,841,567
                                                                 --------------
                                                                     12,740,527



                                                       Shares
Industry   Common Stocks                                 Held          Value

Internet & Catalog Retail--0.3%

       Amazon.com, Inc. (b)                            31,900    $    1,258,774

Internet Software & Services--1.3%

       eBay, Inc. (b)                                  41,000         1,232,870
       Google, Inc. Class A (b)                         8,100         3,729,888
                                                                 --------------
                                                                      4,962,758

Leisure Equipment & Products--1.0%

       Eastman Kodak Co.                               33,900           874,620
       Mattel, Inc.                                   131,100         2,970,726
                                                                 --------------
                                                                      3,845,346

Machinery--1.5%

       Caterpillar, Inc.                               33,600         2,060,688
       Deere & Co.                                      8,400           798,588
       Illinois Tool Works, Inc.                       39,800         1,838,362
       Ingersoll-Rand Co. Class A                      33,600         1,314,768
                                                                 --------------
                                                                      6,012,406

Media--2.4%

       CBS Corp. Class B                               79,650         2,483,487
       Comcast Corp. Class A (b)                       18,800           795,804
       The DIRECTV Group, Inc. (b)                     60,600         1,511,364
       Idearc Inc. (b)                                  7,714           221,006
       Regal Entertainment Group Series A              62,100         1,323,972
       Time Warner, Inc.                               50,500         1,099,890
       Viacom, Inc. Class B (b)                        34,650         1,421,690
       Walt Disney Co.                                 18,300           627,141
                                                                 --------------
                                                                      9,484,354

Metals & Mining--1.1%

       Alcoa, Inc.                                     31,200           936,312
       Allegheny Technologies, Inc.                     8,400           761,712
       Freeport-McMoRan Copper & Gold,
           Inc. Class B                                41,900         2,335,087
       Nucor Corp.                                      8,500           464,610
                                                                 --------------
                                                                      4,497,721

Multi-Utilities--1.6%

       Ameren Corp.                                    12,000           644,760
       Consolidated Edison, Inc.                       53,800         2,586,166
       KeySpan Corp.                                   58,500         2,409,030
       Public Service Enterprise Group, Inc.            8,300           550,954
                                                                 --------------
                                                                      6,190,910

Multiline Retail--0.8%

       Family Dollar Stores, Inc.                       8,500           249,305
       Federated Department Stores                     24,300           926,559
       Nordstrom, Inc.                                 31,600         1,559,144
       Sears Holdings Corp. (b)                         2,800           470,204
                                                                 --------------
                                                                      3,205,212

Oil, Gas & Consumable Fuels--8.4%

       Anadarko Petroleum Corp.                        30,400         1,323,008
       Apache Corp.                                     9,700           645,147
       BP Plc (c)                                      33,500         2,247,850
       Chevron Corp.                                   45,606         3,353,409
       ConocoPhillips                                  28,800         2,072,160
       Devon Energy Corp.                              33,000         2,213,640
       EOG Resources, Inc.                             17,200         1,074,140
       Enterprise Products Partners LP                 19,300           559,314
       Exxon Mobil Corp.                              167,000        12,797,210



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (continued)  BlackRock Enhanced Equity Yield Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Oil, Gas & Consumable Fuels (concluded)

       General Maritime Corp.                          41,500    $    1,460,385
       Hess Corp.                                      22,800         1,130,196
       Hugoton Royalty Trust                            2,205            54,243
       Marathon Oil Corp.                               4,600           425,500
       Nordic American Tanker Shipping                 39,900         1,362,585
       Sunoco, Inc.                                    12,500           779,500
       USEC, Inc. (b)                                  65,300           830,616
       Valero Energy Corp.                              4,500           230,220
       XTO Energy, Inc.                                12,000           564,600
                                                                 --------------
                                                                     33,123,723

Paper & Forest Products--1.3%

       International Paper Co.                         29,100           992,310
       MeadWestvaco Corp.                              14,200           426,852
       Weyerhaeuser Co.                                51,000         3,603,150
                                                                 --------------
                                                                      5,022,312

Pharmaceuticals--8.3%

       Abbott Laboratories                            111,100         5,411,681
       Bristol-Myers Squibb Co.                       115,800         3,047,856
       Eli Lilly & Co.                                 47,500         2,474,750
       Johnson & Johnson                              128,600         8,490,172
       Merck & Co., Inc.                               30,400         1,325,440
       Pfizer, Inc.                                   321,700         8,332,030
       Schering-Plough Corp.                           55,300         1,307,292
       Wyeth                                           45,800         2,332,136
                                                                 --------------
                                                                     32,721,357

Real Estate Investment Trusts
(REITs)--1.9%

       Annaly Capital Management, Inc.                 58,300           810,953
       Equity Residential                              32,600         1,654,450
       Friedman Billings Ramsey Group, Inc.
           Class A                                    144,900         1,159,200
       Hospitality Properties Trust                    59,200         2,813,776
       Plum Creek Timber Co., Inc.                     30,000         1,195,500
                                                                 --------------
                                                                      7,633,879

Semiconductors & Semiconductor
Equipment--3.5%

       Analog Devices, Inc.                            12,900           424,023
       Applied Materials, Inc.                        148,000         2,730,600
       Broadcom Corp. Class A (b)                       9,200           297,252
       Intel Corp.                                    315,200         6,382,800
       Kla-Tencor Corp.                                 8,500           422,875
       LSI Logic Corp. (b)                             12,600           113,400
       Linear Technology Corp.                         20,900           633,688
       Maxim Integrated Products, Inc.                 21,000           643,020
       National Semiconductor Corp.                    57,700         1,309,790
       Nvidia Corp. (b)                                   100             3,701
       Xilinx, Inc.                                    25,900           616,679
                                                                 --------------
                                                                     13,577,828

Software--2.5%

       Autodesk, Inc. (b)                              32,200         1,302,812
       Electronic Arts, Inc. (b)                       19,200           966,912
       Microsoft Corp.                                211,600         6,318,376
       Oracle Corp. (b)                                79,100         1,355,774
                                                                 --------------
                                                                      9,943,874



                                                       Shares
Industry   Common Stocks                                 Held          Value

Specialty Retail--1.8%

       The Gap, Inc.                                   58,400    $    1,138,800
       Home Depot, Inc.                                67,800         2,722,848
       Lowe's Cos., Inc.                               98,000         3,052,700
                                                                 --------------
                                                                      6,914,348

Textiles, Apparel & Luxury Goods--0.4%

       Coach, Inc. (b)                                 11,900           511,224
       Hanesbrands, Inc. (b)                           18,800           444,056
       VF Corp.                                         8,500           697,680
                                                                 --------------
                                                                      1,652,960

Thrifts & Mortgage Finance--2.2%

       Fannie Mae                                      37,900         2,250,881
       Freddie Mac                                     25,600         1,738,240
       New York Community Bancorp, Inc.               150,900         2,429,490
       Washington Mutual, Inc.                         52,800         2,401,872
                                                                 --------------
                                                                      8,820,483

Tobacco--3.1%

       Altria Group, Inc.                              86,300         7,406,266
       Reynolds American, Inc.                         23,600         1,545,092
       UST, Inc.                                       52,500         3,055,500
                                                                 --------------
                                                                     12,006,858

Wireless Telecommunication Services--0.5%

       Sprint Nextel Corp.                            106,432         2,010,501

       Total Common Stocks
       (Cost--$373,249,168)--97.1%                                  382,722,955



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
           Money Market Series,
           5.29% (a)(d)                           $ 8,897,273         8,897,273

       Total Short-Term Securities
       (Cost--$8,897,273)--2.2%                                       8,897,273

       Total Investments
       (Cost--$382,146,441)--99.3%                                  391,620,228



                                                    Number of
       Options Written                              Contracts

Call Options Written--(0.6%)

       S&P 500 Index, expiring January
           2007 at USD 1,400                              110         (319,000)
       S&P 500 Index, expiring January
           2007 at USD 1,420                              570         (798,000)
       S&P 500 Index, expiring January
           2007 at USD 1,425                            1,270       (1,397,000)

       Total Options Written (Premiums
       Received--$3,399,945)--(0.6%)                                (2,514,000)

Total Investments, Net of Options Written
(Cost--$378,746,496*)--98.7%                                        389,106,228
Other Assets Less Liabilities--1.3%                                   5,074,105
                                                                 --------------
Net Assets--100.0%                                               $  394,180,333
                                                                 ==============



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (concluded)  BlackRock Enhanced Equity Yield Fund, Inc.


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    378,866,641
                                                   ================
    Gross unrealized appreciation                  $     22,970,623
    Gross unrealized depreciation                      (12,731,036)
                                                   ----------------
    Net unrealized appreciation                    $     10,239,587
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Money Market Series                   $(10,902,736)      $1,006,556


(b) Non-income producing security.

(c) Depositary receipts.

(d) Represents the current yield as of December 31, 2006.

(e) Security held as collateral in connection with open financial futures contracts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased on December 31, 2006 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Depreciation

       31      S&P 500 Index      March 2007    $11,114,056     $(43,956)


    See Notes to Financial Statements.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006

                           BlackRock Enhanced Equity Yield & Premium Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Aerospace & Defense--1.6%

       L-3 Communications Holdings, Inc.                3,900    $      318,942
       Lockheed Martin Corp.                           33,700         3,102,759
       United Technologies Corp.                       25,500         1,594,260
                                                                 --------------
                                                                      5,015,961

Air Freight & Logistics--1.1%

       CH Robinson Worldwide, Inc.                     31,400         1,283,946
       FedEx Corp.                                      9,300         1,010,166
       United Parcel Service, Inc. Class B             15,300         1,147,194
                                                                 --------------
                                                                      3,441,306

Automobiles--1.6%

       Ford Motor Co.                                  36,100           271,111
       General Motors Corp.                            81,400         2,500,608
       Harley-Davidson, Inc.                           33,600         2,367,792
                                                                 --------------
                                                                      5,139,511

Beverages--1.3%

       The Coca-Cola Co.                               56,900         2,745,425
       PepsiCo, Inc.                                   21,700         1,357,335
                                                                 --------------
                                                                      4,102,760

Biotechnology--2.9%

       Amgen, Inc. (b)                                 62,800         4,289,868
       Celgene Corp. (b)                                4,700           270,391
       Genzyme Corp. (b)                               32,900         2,025,982
       Gilead Sciences, Inc. (b)                       43,300         2,811,469
                                                                 --------------
                                                                      9,397,710

Building Products--0.2%

       Masco Corp.                                     16,500           492,855

Capital Markets--0.5%

       E*Trade Financial Corp. (b)                     18,300           410,286
       Goldman Sachs Group, Inc.                        1,600           318,960
       Lehman Brothers Holdings, Inc.                   6,000           468,720
       Morgan Stanley                                   4,000           325,720
                                                                 --------------
                                                                      1,523,686

Chemicals--1.7%

       The Dow Chemical Co.                            51,600         2,060,904
       E.I. du Pont de Nemours & Co.                   26,500         1,290,815
       Eastman Chemical Co.                            19,200         1,138,752
       Lyondell Chemical Co.                           35,300           902,621
                                                                 --------------
                                                                      5,393,092

Commercial Banks--4.6%

       BB&T Corp.                                      23,300         1,023,569
       Comerica, Inc.                                   3,100           181,908
       Fifth Third Bancorp                             10,700           437,951
       First Horizon National Corp.                     2,400           100,272
       HSBC Holdings Plc (c)                            5,100           467,415
       Huntington Bancshares, Inc.                      4,600           109,250
       KeyCorp                                         48,800         1,855,864
       National City Corp.                             63,200         2,310,592
       U.S. Bancorp                                    56,100         2,030,259
       Wachovia Corp.                                  74,200         4,225,690
       Wells Fargo & Co.                               56,600         2,012,696
                                                                 --------------
                                                                     14,755,466

Commercial Services & Supplies--0.8%

       Pitney Bowes, Inc.                              28,700         1,325,653
       RR Donnelley & Sons Co.                         36,300         1,290,102
                                                                 --------------
                                                                      2,615,755



                                                       Shares
Industry   Common Stocks                                 Held          Value

Communications Equipment--5.2%

       Ciena Corp. (b)                                  9,671      $    267,983
       Cisco Systems, Inc. (b)                        170,000         4,646,100
       Comverse Technology, Inc. (b)                   22,900           483,419
       Corning, Inc. (b)                               39,200           733,432
       Motorola, Inc.                                  92,500         1,901,800
       QUALCOMM, Inc.                                 178,700         6,753,073
       Research In Motion Ltd. (b)                     13,900         1,776,142
                                                                 --------------
                                                                     16,561,949

Computers & Peripherals--3.9%

       Apple Computer, Inc. (b)(e)                     65,500         5,557,020
       Dell, Inc. (b)                                  85,500         2,145,195
       EMC Corp. (b)                                   88,400         1,166,880
       Hewlett-Packard Co.                             19,500           803,205
       International Business Machines Corp.           14,300         1,389,245
       SanDisk Corp. (b)                               29,600         1,273,688
                                                                 --------------
                                                                     12,335,233

Consumer Finance--0.0%

       American Express Co.                             1,800           109,206

Containers & Packaging--0.0%

       Temple-Inland, Inc.                              3,300           151,899

Distributors--0.4%

       Genuine Parts Co.                               29,900         1,418,157

Diversified Financial Services--3.3%

       Bank of America Corp.                           57,101         3,048,623
       Chicago Mercantile Exchange
         Holdings, Inc.                                 2,200         1,121,450
       Citigroup, Inc.                                 65,100         3,626,070
       JPMorgan Chase & Co.                            53,300         2,574,390
                                                                 --------------
                                                                     10,370,533

Diversified Telecommunication
Services--3.1%

       AT&T Inc.                                      115,945         4,145,034
       BellSouth Corp.                                  5,500           259,105
       Citizens Communications Co.                     78,600         1,129,482
       Embarq Corp.                                    19,819         1,041,687
       Qwest Communications
         International Inc. (b)                        55,500           464,535
       Verizon Communications, Inc.                    79,532         2,961,772
                                                                 --------------
                                                                     10,001,615

Electric Utilities--1.6%

       American Electric Power Co., Inc.                7,600           323,608
       FPL Group, Inc.                                  7,900           429,918
       FirstEnergy Corp.                                6,600           397,980
       Pinnacle West Capital Corp.                      1,900            96,311
       Progress Energy, Inc.                           38,800         1,904,304
       The Southern Co.                                49,200         1,813,512
                                                                 --------------
                                                                      4,965,633

Electrical Equipment--0.2%

       Emerson Electric Co.                            15,800           696,306

Electronic Equipment & Instruments--0.0%

       Agilent Technologies, Inc. (b)                   4,100           142,885

Energy Equipment & Services--0.0%

       Schlumberger Ltd.                                2,300           145,268



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (continued)

                           BlackRock Enhanced Equity Yield & Premium Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Food & Staples Retailing--1.6%

       Costco Wholesale Corp.                          24,400    $    1,290,028
       Wal-Mart Stores, Inc.                           78,000         3,602,040
       Whole Foods Market, Inc.                         5,000           234,650
                                                                 --------------
                                                                      5,126,718

Food Products--0.4%

       Sara Lee Corp.                                  77,300         1,316,419

Gas Utilities--0.8%

       Atmos Energy Corp.                              51,300         1,636,983
       Oneok, Inc.                                     15,600           672,672
       Peoples Energy Corp.                             5,300           236,221
                                                                 --------------
                                                                      2,545,876

Health Care Equipment & Supplies--1.3%

       Boston Scientific Corp. (b)                     38,486           661,189
       Medtronic, Inc.                                 43,400         2,322,334
       Zimmer Holdings, Inc. (b)                       15,400         1,207,052
                                                                 --------------
                                                                      4,190,575

Health Care Providers & Services--1.4%

       Aetna, Inc.                                      2,100            90,678
       Cigna Corp.                                      3,600           473,652
       Express Scripts, Inc. (b)                       11,300           809,080
       Humana, Inc. (b)                                14,600           807,526
       Manor Care, Inc.                                 9,200           431,664
       UnitedHealth Group, Inc.                        32,700         1,756,971
                                                                 --------------
                                                                      4,369,571

Hotels, Restaurants & Leisure--2.1%

       McDonald's Corp.                                52,600         2,331,758
       Starbucks Corp. (b)                             61,300         2,171,246
       Wynn Resorts Ltd.                               22,200         2,083,470
                                                                 --------------
                                                                      6,586,474

Household Durables--2.9%

       DR Horton, Inc.                                 63,600         1,684,764
       Fortune Brands, Inc.                            30,400         2,595,856
       KB Home                                         31,900         1,635,832
       Lennar Corp. Class A                            26,600         1,395,436
       Newell Rubbermaid, Inc.                         19,600           567,420
       Tupperware Corp.                                62,000         1,401,820
                                                                 --------------
                                                                      9,281,128

Household Products--0.8%

       The Procter & Gamble Co.                        37,900         2,435,833

IT Services--1.4%

       Automatic Data Processing, Inc.                 24,700         1,216,475
       Cognizant Technology Solutions Corp. (b)        18,100         1,396,596
       First Data Corp.                                23,800           607,376
       Paychex, Inc.                                   28,700         1,134,798
                                                                 --------------
                                                                      4,355,245

Independent Power Producers
& Energy Traders--0.1%

       TXU Corp.                                        7,600           411,996

Industrial Conglomerates--4.1%

       3M Co.                                          19,600         1,527,428
       General Electric Co.                           199,100         7,408,511
       Textron, Inc.                                   28,000         2,625,560
       Tyco International Ltd.                         52,100         1,583,840
                                                                 --------------
                                                                     13,145,339



                                                       Shares
Industry   Common Stocks                                 Held          Value

Insurance--1.7%

       The Allstate Corp.                              31,600    $    2,057,476
       American International Group, Inc.              29,300         2,099,638
       Lincoln National Corp.                          11,500           763,600
       The St. Paul Travelers Cos., Inc.                7,500           402,675
                                                                 --------------
                                                                      5,323,389

Internet & Catalog Retail--0.5%

       Amazon.com, Inc. (b)                            41,000         1,617,860

Internet Software & Services--3.0%

       eBay, Inc. (b)                                  68,807         2,069,026
       Google, Inc. Class A (b)                        12,200         5,617,856
       Yahoo! Inc. (b)                                 75,500         1,928,270
                                                                 --------------
                                                                      9,615,152

Life Sciences Tools & Services--0.4%

       Thermo Electron Corp. (b)                       26,100         1,182,069

Machinery--1.0%

       Caterpillar, Inc.                               17,500         1,073,275
       Cummins, Inc.                                   10,200         1,205,436
       Deere & Co.                                      8,400           798,588
       Ingersoll-Rand Co. Class A                       4,800           187,824
                                                                 --------------
                                                                      3,265,123

Media--2.4%

       CBS Corp. Class B                               20,900           651,662
       Comcast Corp. Class A (b)                       55,900         2,366,247
       The DIRECTV Group, Inc. (b)                     44,700         1,114,818
       Idearc Inc. (b)                                  4,851           138,981
       Regal Entertainment Group Series A              67,100         1,430,572
       Sirius Satellite Radio, Inc. (b)               224,800           795,792
       Time Warner, Inc.                               15,600           339,768
       Viacom, Inc. Class B (b)                        20,900           857,527
       Walt Disney Co.                                  1,800            61,686
                                                                 --------------
                                                                      7,757,053

Metals & Mining--1.1%

       Alcoa, Inc.                                     38,300         1,149,383
       Allegheny Technologies, Inc.                     6,400           580,352
       Freeport-McMoRan Copper & Gold, Inc.
         Class B                                        3,500           195,055
       Newmont Mining Corp.                            16,600           749,490
       Nucor Corp.                                     14,400           787,104
       Southern Copper Corp.                            3,400           183,226
                                                                 --------------
                                                                      3,644,610

Multi-Utilities--1.3%

       Ameren Corp.                                     4,000           214,920
       CenterPoint Energy, Inc.                         5,900            97,822
       Consolidated Edison, Inc.                       13,700           658,559
       DTE Energy Co.                                   3,400           164,594
       Duke Energy Corp.                               23,800           790,398
       KeySpan Corp.                                    3,400           140,012
       NiSource, Inc.                                   5,200           125,320
       OGE Energy Corp.                                26,800         1,072,000
       TECO Energy, Inc.                               31,600           544,468
       Xcel Energy, Inc.                                7,700           177,562
                                                                 --------------
                                                                      3,985,655

Multiline Retail--0.5%

       Sears Holdings Corp. (b)                         9,400         1,578,542



ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (continued)

                           BlackRock Enhanced Equity Yield & Premium Fund, Inc.


                                                       Shares
Industry   Common Stocks                                 Held          Value

Oil, Gas & Consumable Fuels--5.7%

       BP Prudhoe Bay Royalty Trust                     8,900    $      685,122
       Chevron Corp.                                   22,300         1,639,719
       ConocoPhillips                                  12,721           915,276
       EOG Resources, Inc.                             12,500           780,625
       Exxon Mobil Corp.                              135,500        10,383,365
       General Maritime Corp.                          28,300           995,877
       Hess Corp.                                      21,600         1,070,712
       Valero Energy Corp.                             17,000           869,720
       XTO Energy, Inc.                                16,100           757,505
                                                                 --------------
                                                                     18,097,921

Paper & Forest Products--1.4%

       International Paper Co.                         10,200           347,820
       MeadWestvaco Corp.                              41,900         1,259,514
       Weyerhaeuser Co.                                39,800         2,811,870
                                                                 --------------
                                                                      4,419,204

Pharmaceuticals--6.9%

       Abbott Laboratories                             73,600         3,585,056
       Bristol-Myers Squibb Co.                       130,400         3,432,128
       Eli Lilly & Co.                                 41,000         2,136,100
       Johnson & Johnson                               87,200         5,756,944
       Merck & Co., Inc.                               10,600           462,160
       Pfizer, Inc.                                   217,000         5,620,300
       Sepracor, Inc. (b)                              15,500           954,490
                                                                 --------------
                                                                     21,947,178

Real Estate Investment Trusts
(REITs)--1.3%

       Annaly Capital Management, Inc. (e)            102,100         1,420,211
       Apartment Investment
         & Management Co. Class A                       1,900           106,438
       Digital Realty Trust, Inc.                       6,400           219,072
       Equity Office Properties Trust                   7,100           342,007
       Equity Residential                               5,600           284,200
       Federal Realty Investment Trust                 10,500           892,500
       Plum Creek Timber Co., Inc.                      3,600           143,460
       Simon Property Group, Inc.                       4,400           445,676
       Vornado Realty Trust                             2,300           279,450
                                                                 --------------
                                                                      4,133,014

Road & Rail--0.9%

       Burlington Northern Santa Fe Corp.              12,200           900,482
       Ryder System, Inc.                              19,100           975,246
       Union Pacific Corp.                              9,500           874,190
                                                                 --------------
                                                                      2,749,918

Semiconductors & Semiconductor
Equipment--5.5%

       Advanced Micro Devices, Inc. (b)                40,700           828,245
       Applied Materials, Inc.                        141,200         2,605,140
       Intel Corp.                                    323,640         6,553,710
       Linear Technology Corp.                         32,300           979,336
       Maxim Integrated Products, Inc.                 37,561         1,150,118
       Nvidia Corp. (b)                                32,400         1,199,124
       Texas Instruments, Inc.                         74,900         2,157,120
       Xilinx, Inc.                                    84,700         2,016,707
                                                                 --------------
                                                                     17,489,500



                                                       Shares
Industry   Common Stocks                                 Held          Value

Software--5.1%

       Adobe Systems, Inc. (b)                          9,900    $      407,088
       Electronic Arts, Inc. (b)                       22,498         1,132,999
       Intuit, Inc. (b)                                31,000           945,810
       Microsoft Corp.                                392,800        11,729,008
       Oracle Corp. (b)                               107,162         1,836,757
       Symantec Corp. (b)                               9,100           189,735
                                                                 --------------
                                                                     16,241,397

Specialty Retail--2.3%

       American Eagle Outfitters, Inc.                 42,600         1,329,546
       Best Buy Co., Inc.                              14,900           732,931
       Home Depot, Inc.                                78,700         3,160,592
       Lowe's Cos., Inc.                               69,900         2,177,385
                                                                 --------------
                                                                      7,400,454

Textiles, Apparel & Luxury Goods--0.4%

       Coach, Inc. (b)                                 21,400           919,344
       Hanesbrands, Inc. (b)                            9,662           228,216
                                                                 --------------
                                                                      1,147,560

Thrifts & Mortgage Finance--1.6%

       Fannie Mae                                      24,200         1,437,238
       IndyMac Bancorp, Inc.                           26,000         1,174,160
       New York Community Bancorp, Inc.                90,800         1,461,880
       Washington Mutual, Inc.                         22,500         1,023,525
                                                                 --------------
                                                                      5,096,803

Tobacco--2.4%

       Altria Group, Inc.                              64,200         5,509,644
       Reynolds American, Inc.                         27,300         1,787,331
       UST, Inc.                                        6,000           349,200
                                                                 --------------
                                                                      7,646,175

Wireless Telecommunication
Services--0.5%

       Sprint Nextel Corp.                             82,397         1,556,479

       Total Common Stocks
       (Cost--$300,596,319)--96.8%                                  308,437,016



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
          Money Market Series,
          5.29% (a)(d)                            $21,990,609        21,990,609

       Total Short-Term Securities
       (Cost--$21,990,609)--6.9%                                     21,990,609

       Total Investments
       (Cost--$322,586,928)--103.7%                                 330,427,625




ANNUAL REPORTS                                                DECEMBER 31, 2006



Schedule of Investments (concluded)

                           BlackRock Enhanced Equity Yield & Premium Fund, Inc.


                                                    Number of
       Options Written                              Contracts          Value

Call Options Written--(0.6%)

       NASDAQ Index 100, expiring
          January 2007 at USD 1,800                        50   $      (47,000)
       NASDAQ Index 100, expiring
          January 2007 at USD 1,825                       250         (100,000)
       S&P 500 Index, expiring
          January 2007 at USD 1,400                        90         (261,000)
       S&P 500 Index, expiring
          January 2007 at USD 1,420                       435         (609,000)



                                                    Number of
       Options Written                              Contracts          Value

Call Options Written (concluded)

       S&P 500 Index, expiring
          January 2007 at USD 1,425                       695    $    (764,500)

       Total Options Written
       (Premiums Received--$2,997,557)--(0.6%)                      (1,781,500)

Total Investments, Net of Options Written
(Cost--$319,589,371*)--103.1%                                       328,646,125
Liabilities in Excess of Other Assets--(3.1%)                       (9,916,277)
                                                                 --------------
Net Assets--100.0%                                               $  318,729,848
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    319,728,206
                                                   ================
    Gross unrealized appreciation                  $     18,119,910
    Gross unrealized depreciation                       (9,201,991)
                                                   ----------------
    Net unrealized appreciation                    $      8,917,919
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Money Market Series                   $(14,604,508)      $1,956,336


(b) Non-income producing security.

(c) Depositary receipts.

(d) Represents the current yield as of December 31, 2006.

(e) Security held as collateral in connection with open financial futures contracts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased on December 31, 2006 were as follows:

    Number of                      Expiration        Face        Unrealized
    Contracts      Issue              Date          Value       Depreciation

      25      NASDAQ 100 Index     March 2007     $4,496,231   $    (58,731)
      16       S&P 500 Index       March 2007     $5,737,519   $    (23,919)
                                                               -------------
    Total                                                      $    (82,650)
                                                               =============


    See Notes to Financial Statements.



ANNUAL REPORTS                                                DECEMBER 31, 2006


Statements of Assets, Liabilities and Capital

                                                                                                                    BlackRock
                                                                                                  BlackRock          Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
As of December 31, 2006                                                                           Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   382,722,955    $   308,437,016
       Investments in affiliated securities, at value**                                              8,897,273         21,990,609
       Receivable for securities sold                                                              101,748,303         81,512,365
       Dividends receivable                                                                            510,315            414,649
       Prepaid expenses                                                                                  6,412              6,675
                                                                                               ---------------    ---------------
       Total assets                                                                                493,885,258        412,361,314
                                                                                               ---------------    ---------------

Liabilities

       Options written, at value***                                                                  2,514,000          1,781,500
       Payable to investment adviser                                                                   316,436            259,456
       Payable for variation margin                                                                     46,038            111,817
       Payable for securities purchased                                                             96,654,567         91,354,031
       Payable for other affiliates                                                                      3,730              3,032
       Accrued expenses                                                                                170,154            121,630
                                                                                               ---------------    ---------------
       Total liabilities                                                                            99,704,925         93,631,466
                                                                                               ---------------    ---------------

Net Assets

       Net assets                                                                              $   394,180,333    $   318,729,848
                                                                                               ===============    ===============

Capital

       Accumulated realized capital losses--net                                                      (962,134)        (1,272,242)
       Unrealized appreciation--net                                                                 10,315,776          8,974,104
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                               9,353,642          7,701,862
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share, 200,000,000 shares authorized++                       2,109,675          1,756,745
       Paid-in capital in excess of par                                                            382,717,016        309,271,241
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   394,180,333    $   318,729,848
                                                                                               ===============    ===============
           Net asset value                                                                     $         18.68    $         18.14
                                                                                               ===============    ===============
           Market price                                                                        $         19.86    $         19.52
                                                                                               ===============    ===============
         * Unaffiliated securities identified cost                                             $   373,249,168    $   300,596,319
                                                                                               ===============    ===============
        ** Affiliated securities identified cost                                               $     8,897,273    $    21,990,609
                                                                                               ===============    ===============
       *** Premiums received                                                                   $     3,399,945    $     2,997,557
                                                                                               ===============    ===============
        ++ Shares of Common Stock outstanding                                                       21,096,753         17,567,452
                                                                                               ===============    ===============

           See Notes to Financial Statements.



ANNUAL REPORTS                                                DECEMBER 31, 2006


Statements of Operations

                                                                                                                    BlackRock
                                                                                                  BlackRock          Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
For the Year Ended December 31, 2006                                                              Fund, Inc.        Fund, Inc.
Investment Income

       Dividends                                                                               $     8,977,646    $     6,459,082
       Interest from affiliates                                                                      1,006,404          1,956,336
       Securities lending--net                                                                             152                 --
                                                                                               ---------------    ---------------
       Total income                                                                                  9,984,202          8,415,418
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      3,900,599          3,236,961
       Accounting services                                                                             128,181            110,033
       Repurchase fees                                                                                  95,001             35,755
       Transfer agent fees                                                                              65,042             56,188
       Professional fees                                                                                44,056             48,346
       Printing and shareholder reports                                                                 39,169             34,954
       Directors' fees and expenses                                                                     35,237             31,277
       Custodian fees                                                                                   24,361             20,790
       Listing fees                                                                                     16,572              3,867
       Pricing fees                                                                                      1,185              1,198
       Other                                                                                            27,277             15,523
                                                                                               ---------------    ---------------
       Total expenses                                                                                4,376,680          3,594,892
                                                                                               ---------------    ---------------
       Investment income--net                                                                        5,607,522          4,820,526
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         26,456,740         14,955,352
           Financial futures contracts--net                                                          1,089,442            807,757
           Options written--net                                                                    (3,134,463)        (4,411,069)
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                     24,411,719         11,352,040
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         19,809,729         16,577,034
           Financial futures contracts--net                                                            269,094          1,020,564
           Options written--net                                                                      (682,954)          (126,792)
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                    19,395,869         17,470,806
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                      43,807,588         28,822,846
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                     $   49,415,110    $    33,643,372
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2006


Statements of Changes in Net Assets                                                    BlackRock Enhanced Equity Yield Fund, Inc.

                                                                                                   For the        For the Period
                                                                                                  Year Ended      May 6, 2005++
                                                                                                 December 31,    to December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     5,607,522    $     4,786,870
       Realized gain--net                                                                           24,411,719         12,959,215
       Change in unrealized appreciation/depreciation--net                                          19,395,869        (9,080,093)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         49,415,110          8,665,992
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (7,874,280)        (2,615,113)
       Realized gain--net                                                                         (20,112,848)       (18,220,220)
       Tax return of capital                                                                      (17,448,419)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (45,435,547)       (20,835,333)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        395,847,500
       Value of shares issued to shareholders in reinvestment of dividends and distributions         5,490,895          3,991,588
       Offering costs resulting from the issuance of Common Stock                                           --          (525,274)
       Net redemption of Common Stock resulting from a repurchase offer (including
       $51,348 of repurchase offer fees)                                                           (2,534,606)                 --
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Common Stock transactions                           2,956,289        399,313,814
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  6,935,852        387,144,473
       Beginning of period                                                                         387,244,481            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   394,180,333    $   387,244,481
                                                                                               ===============    ===============
         * Undistributed investment income--net                                                             --    $     2,171,757
                                                                                               ===============    ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2006


Statements of Changes in Net Assets                                          BlackRock Enhanced Equity Yield & Premium Fund, Inc.

                                                                                                   For the        For the Period
                                                                                                  Year Ended     June 30, 2005++
                                                                                                 December 31,    to December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,820,526    $     3,206,548
       Realized gain--net                                                                           11,352,040          9,250,401
       Change in unrealized appreciation/depreciation--net                                          17,470,806        (8,496,702)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         33,643,372          3,960,247
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (4,856,281)        (3,206,548)
       Realized gain--net                                                                          (9,839,619)       (12,035,064)
       Tax return of capital                                                                      (21,317,145)        (2,788,379)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (36,013,045)       (18,029,991)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        335,873,500
       Value of shares issued to shareholders in reinvestment of dividends and distributions           429,830                 --
       Offering costs resulting from the issuance of Common Stock                                           --          (406,117)
       Net redemption of Common Stock resulting from a repurchase offer
       (including $16,944 of repurchase offer fees)                                                  (827,956)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from Common Stock transactions                (398,126)        335,467,383
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (2,767,799)        321,397,639
       Beginning of period                                                                         321,497,647            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   318,729,848    $   321,497,647
                                                                                               ===============    ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2006


Financial Highlights


                                                                        BlackRock                            BlackRock
                                                                     Enhanced Equity                   Enhanced Equity Yield
                                                                     Yield Fund, Inc.                   & Premium Fund, Inc.

                                                                                   For the                            For the
                                                                                    Period                             Period
                                                                  For the           May 6,            For the         June 30,
                                                                 Year Ended       2005++ to          Year Ended      2005++ to
The following per share data and ratios have been derived       December 31,    December 31,        December 31,    December 31,
from information provided in the financial statements.              2006             2005               2006            2005
Per Share Operating Performance

Net asset value, beginning of period                             $    18.49      $    19.10           $    18.28      $     19.10
                                                                 ----------      ----------           ----------      -----------
Investment income--net***                                               .27             .23                  .27              .19
Realized and unrealized gain--net                                 2.09+++++             .19            1.64+++++              .04
                                                                 ----------      ----------           ----------      -----------
Total from investment operations                                       2.36             .42                 1.91              .23
                                                                 ----------      ----------           ----------      -----------
Less dividends and distributions from:
   Investment income--net                                             (.38)           (.13)                (.28)            (.19)
   Realized gain--net                                                 (.96)           (.87)                (.56)            (.68)
   Tax return of capital                                              (.83)              --               (1.21)            (.16)
                                                                 ----------      ----------           ----------      -----------
Total dividends and distributions                                    (2.17)          (1.00)               (2.05)           (1.03)
                                                                 ----------      ----------           ----------      -----------
Offering costs resulting from the issuance of Common Stock               --           (.03)                   --            (.02)
                                                                 ----------      ----------           ----------      -----------
Net asset value, end of period                                   $    18.68      $    18.49           $    18.14      $     18.28
                                                                 ==========      ==========           ==========      ===========
Market price per share, end of period                            $    19.86      $    17.23           $    19.52      $     16.82
                                                                 ==========      ==========           ==========      ===========

Total Investment Return**

Based on net asset value per share                                   13.38%        2.16%+++               10.92%         1.40%+++
                                                                 ==========      ==========           ==========      ===========
Based on market price per share                                      29.35%      (9.08%)+++               29.72%      (10.89%)+++
                                                                 ==========      ==========           ==========      ===========

Ratios to Average Net Assets

Expenses                                                              1.12%          1.07%*                1.11%           1.08%*
                                                                 ==========      ==========           ==========      ===========
Investment income--net                                                1.44%          1.86%*                1.49%           1.94%*
                                                                 ==========      ==========           ==========      ===========

Supplemental Data

Net assets, end of period (in thousands)                         $  394,180      $  387,244           $  318,730      $   321,498
                                                                 ==========      ==========           ==========      ===========
Portfolio turnover                                                   49.15%          35.03%               68.26%           34.37%
                                                                 ==========      ==========           ==========      ===========

      * Annualized.

     ** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

  +++++ Includes repurchase offer fees, which are less than $.01 per share.

        See Notes to Financial Statements.


ANNUAL REPORTS                                                DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. were renamed BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (referred to as the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. Each Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol EEF for BlackRock Enhanced Equity Yield Fund, Inc. and ECV for BlackRock Enhanced Equity Yield & Premium Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Equity securities that are held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Boards of Directors of the Funds. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options purchased or written are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Funds employ pricing services to provide certain securities prices for the Funds. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Boards of Directors of the Funds, including valuations furnished by the pricing services retained by the Funds, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Boards of Directors of the Funds. Such valuations and procedures will be reviewed periodically by the Boards of Directors.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors of the Funds or by the Manager, using a pricing service and/or procedures approved by the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counter-party does not perform under the contract.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Notes to Financial Statements (continued)


* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Each Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

For the BlackRock Enhanced Equity Yield Fund, Inc., a portion of the dividends paid by the Fund during the year ended December 31, 2006 was characterized as a tax return of capital.

For the BlackRock Enhanced Equity Yield & Premium Fund, Inc., portions of the dividends paid during the year ended December 31, 2006 and during the period ended December 31, 2005 were characterized as tax returns of capital.

(f) Offering expenses--Direct expenses relating to the public offering of each Fund's Common Stock were charged to capital at the time of issuance of the shares.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Notes to Financial Statements (continued)


(g) Securities lending--The Funds may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, for BlackRock Enhanced Equity Yield Fund, Inc., during the current year, $95,001 has been reclassified between paid in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses. For BlackRock Enhanced Yield & Premium Fund, Inc., during the current year, $35,755 has been reclassified between paid in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Funds and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a fee on a monthly basis at an annual rate equal to 1.0% of the aggregate average daily value of each Fund's net assets and the proceeds of any debt or borrowings used for leverage. In addition, with respect to each Fund the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a fee that is a percentage of the management fee paid by each Fund to the Manager.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Notes to Financial Statements (continued)


The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, each Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006 BIM received securities lending agent fees of $58 for BlackRock Enhanced Equity Yield Fund, Inc., and received no securities lending fees for BlackRock Enhanced Equity Yield & Premium Fund, Inc.

In addition, MLPF&S received $5,914 and $14,577 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006, for BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc., respectively.

The Funds reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:


                                                         For the Period
                                  For the Period          September 30,
                              January 1, 2006 to                2006 to
                              September 29, 2006      December 31, 2006
                                   Reimbursement          Reimbursement
                                          to FAM         to the Manager

BlackRock Enhanced Equity
  Yield Fund, Inc.                        $6,532                 $1,863
BlackRock Enhanced Equity
  Yield & Premium
  Fund, Inc.                              $5,412                 $1,515


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, PSI, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales, excluding short-term securities, for the year ended December 31, 2006 were as follows:


Fund                                 Total Purchases        Total Sales

BlackRock Enhanced Equity Yield
  Fund, Inc.                            $183,813,992       $213,920,855
BlackRock Enhanced Equity
  Yield & Premium Fund, Inc.            $201,933,054       $209,118,219


BlackRock Enhanced Equity Yield Fund, Inc.

Transactions in options written for the year ended December 31, 2006, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of year                           1,700     $    1,971,900
Options written                               49,562         59,430,093
Options closed                              (47,467)       (56,442,149)
Options expired                              (1,845)        (1,559,899)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                 1,950    $     3,399,945
                                      ==============    ===============



                                           Number of           Premiums
Put Options Written                        Contracts           Received

Outstanding put options written,
   beginning of year                           1,000    $        22,999
Options written                                2,685          1,052,440
Options closed                                 (995)          (488,397)
Options expired                              (2,690)          (587,042)
                                      --------------    ---------------
Outstanding put options written,
   end of year                                    --    $            --
                                      ==============    ===============


BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Transactions in options written for the year ended December 31, 2006, were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of year                           1,550    $     1,694,350
Options written                               43,132         54,786,327
Options closed                              (41,627)       (51,927,548)
Options expired                              (1,535)        (1,555,572)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                 1,520    $     2,997,557
                                      ==============    ===============



ANNUAL REPORTS                                                DECEMBER 31, 2006



Notes to Financial Statements (concluded)


                                           Number of           Premiums
Put Options Written                        Contracts           Received

Outstanding put options written,
   beginning of year                           1,000    $        22,999
Options written                                2,415            926,951
Options closed                                 (905)          (425,234)
Options expired                              (2,510)          (524,716)
                                      --------------    ---------------
Outstanding put options written,
   end of year                                    --    $            --
                                      --------------    ---------------


4. Common Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

Each Fund will make offers to repurchase their shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


BlackRock Enhanced Equity Yield Fund, Inc.

Shares issued and outstanding during the year ended December 31, 2006 increased by 298,957 from dividend and distribution reinvestments and decreased by 142,634 as a result of a repurchase offer and for the period May 6, 2005 to December 31, 2005 increased by 20,725,000 from shares sold and 210,194 as a result of dividend and distribution reinvestment.


BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Shares issued and outstanding during the year ended December 31, 2006 increased by 23,010 shares from dividend and distribution reinvestments and decreased by 45,794 as a result of a repurchase offer and for the period June 30, 2005 to December 31, 2005 increased by 17,585,000 from shares sold.


5. Distributions to Shareholders

BlackRock Enhanced Equity Yield Fund, Inc.

The tax character of distributions paid during the year ended December 31, 2006 and the period May 6, 2005 to December 31, 2005 was as follows:


                                                         5/06/2005++ to
                                          12/31/2006         12/31/2005

Distributions paid from:
   Ordinary income                    $   15,202,420    $    20,162,044
   Net long-term capital gains            12,784,708            673,289
   Tax return of capital                  17,448,419                 --
                                      --------------    ---------------
Total distributions                   $   45,435,547    $    20,835,333
                                      ==============    ===============

++ Commencement of operations.


As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                            --
Unrealized gains--net                                        9,353,642*
                                                        ---------------
Total accumulated earnings--net                         $     9,353,642
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains
   (losses) on certain financial futures contracts.


BlackRock Enhanced Equity Yield & Premium Fund, Inc.

The tax character of distributions paid during the year ended December 31, 2006 and the period June 30, 2005 to December 31, 2005 was as follows:


                                                         6/30/2005++ to
                                          12/31/2006         12/31/2005

Distributions paid from:
   Ordinary income                    $    5,591,107    $    14,765,409
   Net long-term capital gains             9,104,793            476,203
   Tax return of capital                  21,317,145          2,788,379
                                      --------------    ---------------
Total distributions                   $   36,013,045    $    18,029,991
                                      --------------    ---------------

++ Commencement of operations.


As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                            --
Unrealized gains--net                                        7,701,862*
                                                        ---------------
Total accumulated earnings--net                         $     7,701,862
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain financial futures contracts.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors of BlackRock Enhanced Equity Yield Fund, Inc.
and BlackRock Enhanced Equity Yield & Premium Fund, Inc.:

We have audited the accompanying statements of assets, liabilities and capital, including the schedules of investments, of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (the "Funds") (formerly Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc.), as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 6, 2005 (commencement of operations) through December 31, 2005 for BlackRock Enhanced Equity Yield Fund, Inc. and for the period June 30, 2005 (commencement of operations) through December 31, 2005 for BlackRock Enhanced Equity Yield & Premium Fund, Inc. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the respective Funds' internal control over financial reporting. Accordingly, we express no such opinions. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period May 6, 2005 through December 31, 2005 for BlackRock Enhanced Equity Yield Fund, Inc. and for the period June 30, 2005 through December 31, 2005 for BlackRock Enhanced Equity Yield & Premium Fund, Inc., in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2007



Fund Certifications (unaudited)


In April 2006 Enhanced Equity Yield Fund, Inc. and in June 2006 Enhanced Equity Yield & Premium Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreements--Matters Considered by the Boards

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Funds and is the discussion referred to in "New BlackRock Sub-Advisory Agreements - Matters Considered by the Boards" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Fund's Board in its consideration of the Fund's New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.



ANNUAL REPORTS                                                DECEMBER 31, 2006



The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that each Fund's Board had earlier performed an initial review of the investment advisory agreement currently in effect for the Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider the initial approval of the Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the expected fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on the Fund's portfolio management team and the investment strategies to be used by the Fund; and (c) information on payments expected to be received by the Investment Adviser and its affiliates from the Fund.

In their deliberations, each Fund's directors considered information received in connection with their initial consideration of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art techno-logy and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their initial consideration of each Fund's Current Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                DECEMBER 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their initial deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with the initial consideration of each Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent sub-advisory agreement (each a "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). Each Fund's Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If each Fund's shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Fund's Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in each Fund's Contingent Sub-Advisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 24 - 25, 2006, each Fund's Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to each Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (each, a "BlackRock Sub-Advisory Agreement"). Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to each BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of either Fund as a result of the BlackRock Sub-Advisory Agreement.

In approving each BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's New Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Fund and for oversight of each Fund's operations and administration. Under each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Based on its considerations, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.




ANNUAL REPORTS                                                DECEMBER 31, 2006



Proxy Results


BlackRock Enhanced Equity Yield Fund, Inc.


During the six-month period ended December 31, 2006, BlackRock Enhanced Equity Yield Fund, Inc.'s shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:



                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
To elect the Fund's Board of Directors:    Robert C. Doll, Jr.        11,820,989             532,536
                                           David O. Beim              11,819,528             533,997
                                           James T. Flynn             11,821,312             532,213
                                           W. Carl Kester             11,822,029             531,496
                                           Karen P. Robards           11,822,384             531,141




                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                 9,831,553         204,835          453,616

To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                 9,830,749         209,938          449,317



BlackRock Enhanced Equity Yield & Premium Fund, Inc.


During the six-month period ended December 31, 2006, BlackRock Enhanced Equity Yield & Premium Fund, Inc.'s shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:



                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
To elect the Fund's Board of Directors:    Robert C. Doll, Jr.        11,896,911             797,345
                                           David O. Beim              11,892,252             802,004
                                           James T. Flynn             11,894,221             800,035
                                           W. Carl Kester             11,898,458             795,798
                                           Karen P. Robards           11,901,514             792,742




                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      8,669,194         199,724          722,497

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                      8,665,171         204,015          722,229



ANNUAL REPORTS                                                DECEMBER 31, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served    Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Director                 Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000
                                               to 2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of
                                               Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**       Director       2005 to   Professor of Finance and Economics at the         17 Funds       None
P.O. Box 9095                        present   Columbia University Graduate School of Business   24 Portfolios
Princeton,                                     since 1991; Chairman of Outward Bound USA
NJ 08543-9095                                  from 1997 to 2001; Chairman of Wave Hill Inc.,
Age: 66                                        from 1990 to 2006; Trustee of Phillips Exeter
                                               Academy from 2002 to present.


James T. Flynn        Director       2005 to   Chief Financial Officer of JPMorgan & Co., Inc.   17 Funds       None
P.O. Box 9095                        present   from 1990 to 1995 and an employee of              24 Portfolios
Princeton,                                     JPMorgan in various capacities from 1967
NJ 08543-9095                                  to 1995.
Age: 67


W. Carl Kester        Director       2005 to   Deputy Dean for Academic Affairs, Harvard         17 Funds       None
P.O. Box 9095                        present   Business School since 2006; Mizuho Financial      24 Portfolios
Princeton,                                     Group, Professor of Finance, Harvard Business
NJ 08543-9095                                  School; Unit Head, Finance from 2005 to 2006;
Age: 55                                        Senior Associate Dean and Chairman of the
                                               MBA Program of Harvard Business School from
                                               1999 to 2005; Member of the faculty of Harvard
                                               Business School since 1981; Independent
                                               Consultant since 1978.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Audit Committee.



ANNUAL REPORTS                                                DECEMBER 31, 2006


Officers and Directors (concluded)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors* (concluded)


Karen P. Robards***   Director       2005 to   Partner of Robards & Company, LLC, a financial    17 Funds       AtriCure, Inc.
P.O. Box 9095                        present   advisory firm since 1987; formerly an investment  24 Portfolios  (medical
Princeton,                                     banker with Morgan Stanley for more than ten                     devices)
NJ 08543-9095                                  years; Director of Enable Medical Corp. from
Age: 56                                        1996 to 2005; Director of AtriCure, Inc. since
                                               2000; Director of the Cooke Center for Learning
                                               and Development, a not-for-profit organization,
                                               since 1987.

  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

*** Chair of the Board of Directors.




                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Funds          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           2005 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and                      ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer                Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                        to 1997.


Jonathan A. Clark     Vice           2005 to   Director of BlackRock, Inc. since 2006; Director of MLIM from 2006 and Vice
P.O. Box 9011         President      present   President, thereof, from 1999 to 2006.
Princeton,
NJ 08543-9011
Age: 37


Debra L. Jelilian     Vice           2005 to   Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
P.O. Box 9011         President      present
Princeton
NJ 08543-9011
Age: 39


Jeffrey Hiller        Fund Chief     2005 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance     present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2005 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 46


* Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbols

EEF   BlackRock Enhanced Equity Yield Fund, Inc.
ECV   BlackRock Enhanced Equity Yield & Premium Fund, Inc.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Important Tax Information


The information set forth below is provided with respect to the distributions paid to each Fund during the year ended December 31, 2006:



                                                                                                           Dividends   Short-Term
                                                                                                          Qualifying      Capital
                                                                                                             for the         Gain
                                                 Non-Taxable    Long-Term                Qualifying        Dividends    Dividends
                                        Ordinary   Return of      Capital                  Dividend         Received          for
                             Payable  Income Per     Capital        Gains                Income for    Deduction for     Non-U.S.
                                Date       Share   Per Share    Per Share      Total  Individuals++   Corporations++  Residents++
BlackRock Enhanced Equity
Yield Fund, Inc.           3/31/2006    $.103711    $.227042     $.335914  $ .666667         28.28%           27.68%           --
                           6/30/2006    $.023735    $.201652     $.274613  $ .500000         67.47%           66.19%           --
                           9/29/2006    $.298348    $.201652           --  $ .500000         67.47%           66.19%         100%
                          12/29/2006    $.298348    $.201652           --  $ .500000         67.47%           66.19%       17.26%

BlackRock Enhanced
Equity Yield &
Premium Fund, Inc.         6/30/2006          --    $.607030     $.417970  $1.025000             --               --           --
                          12/29/2006    $.318682    $.607030     $.099288  $1.025000           100%             100%       13.14%

 ++ Expressed as a percentage of the ordinary income distributions paid. Each Fund hereby designates the amount indicated above or the maximum amount allowable by law.



ANNUAL REPORTS                                                DECEMBER 31, 2006



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



ANNUAL REPORTS                                                DECEMBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


ANNUAL REPORTS                                                DECEMBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2006 - $32,500
                                Fiscal Year Ending December 31, 2005 - $36,600

           The nature of the services includes fees for professional services rendered in connection with the seed audits.

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $9,600

           The nature of the services include fees for professional services rendered in connection with issuance of the letters to the underwriters in connection with the seed audits.

           (c) Tax Fees -       Fiscal Year Ending December 31, 2006 - $6,000
                                Fiscal Year Ending December 31, 2005- $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2006 - $3,071,450
               Fiscal Year Ending December 31, 2005 - $5,577,771

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           David O. Beim
           James T. Flynn
           W. Carl Kester
           Karen P. Robards

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended December 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006.

           (a)(1) The Fund is managed by Debra Jelilian and Jeff Russo, who are jointly responsible for the day-to-day management of the Fund's portfolio.

                  Ms. Jelilian has been a Director of BlackRock since 2006. Prior to joining BlackRock, she was a Director of Merrill Lynch Investment Managers ("MLIM") from 1999 to 2006. Ms. Jelilian has more than 13 years' experience in investing and managing index investments. She has been a portfolio manager of the Fund since 2004.

                  Mr. Russo, Director and portfolio manager, is a member of BlackRock's Quantitative Investments team. He is responsible for arbitrage strategies and trading. Mr. Russo joined BlackRock in 2006. Prior to joining BlackRock, from 1999 to 2006, he was a member of the Quantitative Investments team at MLIM, responsible for managing quantitative stock substitution strategies in enhanced portfolios and quantitative trading for all team funds.


           (a)(2) As of December 31, 2006:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Debra
   Jelilian                      15                 16                26           0               0                   0
                    $ 8,079,943,783   $ 12,241,383,765  $ 41,270,850,975     $     0         $     0     $             0

   Jeff Russo                     8                 10                47           0               0                   3
                    $ 6,081,791,370   $  1,378,429,340  $ 58,863,698,882     $     0         $     0     $ 1,367,466,037

           (iv) Potential Material Conflicts of Interest

           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of December 31, 2006:

           Portfolio Manager Compensation

                Compensation Program
                The elements of total compensation for portfolio managers on BlackRock's Quantitative Investments team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                Base compensation
                Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                Performance-Based Compensation
                BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                Long-Term Retention and Incentive Plan (LTIP)
                The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                Cash Bonus
                Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                Stock Bonus
                A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                Other Compensation Programs
                Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                Other Benefits
                Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of December 31,
                  2006, Mr. Russo does not beneficially own any stock issued by the Fund; As of December 31, 2006, Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers



Period                  (a) Total          (b) Average      (c) Total Number          (d) Maximum Number
                        Number of          Price Paid       of Shares Purchased       (or Approx. Dollar Value)
                        Shares             per Share        as Part of Publicly       of Shares that
                        Purchased                           Announced Plans           May Yet Be Purchased
                                                            or Programs               Under the Plans
                                                                                      or Programs
June 1-30, 2006           142,634            18.13             142,364                   904,387
July 1-31, 2006
August 1-31, 2006
September 1-30, 2006
October 1-31, 2006
November 1-30, 2006
December 1-31, 2006
Total:

On May 15, 2006, the repurchase offer was announced to repurchase up to 5% of outstanding shares.
The expiration date of the offer was June 16, 2006.


Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Enhanced Equity Yield Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Equity Yield Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Equity Yield Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Enhanced Equity Yield Fund, Inc.


Date: February 20, 2007